Exhibit 99.1

Elastic Reports Strong First Quarter Fiscal 2022 Financial Results

Q1 Revenue of $193.1 million, Up 50% year-over-year
Q1 Elastic Cloud Revenue of $61.5 million, Up 89% year-over-year

MOUNTAIN VIEW, Calif., August 25, 2021--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its first quarter of fiscal 2022 (ended July 31, 2021).

First Quarter Fiscal 2022 Financial Highlights

•Total revenue was $193.1 million, an increase of 50% year-over-year, or 45% on a constant currency basis
•Elastic Cloud revenue was $61.5 million, an increase of 89% year-over-year, or 85% on a constant currency basis
•Calculated billings was $165.0 million, an increase of 27% year-over-year, or 23% on a constant currency basis
•Deferred revenue was $364.4 million, an increase of 31% year-over-year
•GAAP operating loss was $31.0 million; GAAP operating margin was -16%
•Non-GAAP operating profit was $7.2 million; non-GAAP operating margin was 4%
•GAAP net loss per share was $0.38; non-GAAP earnings per share was $0.04
•Operating cash flow was $14.1 million with free cash flow of $12.4 million
•Cash and cash equivalents were $991.3 million as of July 31, 2021

“The first quarter was a strong start to the fiscal year driven by crisp execution, the continued robust growth of Elastic Cloud, and our investments against the rich market opportunity ahead of us,” said Shay Banon, Elastic founder, and chief executive officer. “Our release of Elastic Limitless XDR is a significant milestone in our efforts to bring actionable security to every organization, powered by our unified search platform.”

First Quarter Fiscal 2022 Key Metrics and Recent Business Highlights

Key Customer Metrics:
•Total subscription customer count was over 16,000, compared to over 15,000 in Q4 FY21, and over 12,100 in Q1 FY21
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 780, compared to over 730 in Q4 FY21, and over 630 in Q1 FY21
•Net Expansion Rate was consistent with Q4 FY21 and slightly below 130%

Product Releases and Other Business Highlights

In Q1 Elastic continued to accelerate its pace of innovation, with the launch of Elastic 7.14, featuring new capabilities across the company’s enterprise search, observability, and security solutions. Designed to offer new levels of integration, 7.14 provides customers with greater levels of visibility, control, and security across their organizations, all with a single platform.

A key component of Elastic 7.14 was the general availability of the industry’s first free and open, Limitless Extended Detection and Response (XDR). Part of Elastic Security, Elastic Limitless XDR modernizes security operations by unifying the capabilities of security information and event management (SIEM) for detecting threats and endpoint security for protecting and remediating issues on all endpoints, including in the cloud, all in a single platform.

Elastic 7.14 also featured the general availability of Elastic Agent — a single, unified agent that simplifies the management and monitoring of data from a growing volume of diverse sources, centrally managed in Fleet to give users broad visibility and control over their environments. With Elastic Agent, customers can simplify data onboarding, enable faster telemetry collection, reduce mean time to resolution and detection, and even respond to threats. All through unified and centralized agent management that is fully integrated across Elastic Observability and Security.

Expanded capabilities within 7.14 include:

Elastic Enterprise Search
•Announced centralized management of Elastic Enterprise Search, delivering optimized search experiences and deeper search experience insights for customers through Kibana
•Introduced precision tuning in App Search for customized web and application search results
•Provided customers with synonym support in Workplace Search as well as data ingestion flexibility with out-of-the-box content sources

Elastic Observability
•Announced the general availability of Elastic Agent for optimized data onboarding and simple and fast telemetry collection with secure centralized agent management
•Allowed customers to seamlessly deploy endpoint security across their infrastructure with Fleet, without slowing down application development
•Enhanced APM correlations to enable customers to further reduce mean-time-to-resolution (MTTR) with automated root cause analysis of application issues

Elastic Security
•Introduced the industry’s first free and open Limitless Extended Detection and Response (XDR) in Elastic Security to modernize security operations
•Extended visibility across any environment to bring native endpoint security to every host with a single agent to eliminate security blind spots and stop threats at cloud scale on a single platform
•Automated prevention to stop fast-evolving ransomware and malware with an extra layer of ransomware protection for Windows systems and data, defending organizations from opportunistic adversaries like DarkSide and REvil

Elastic Cloud
•Announced general availability of support for Microsoft Azure Private link providing secure connectivity between Elastic Cloud and Azure environments
•Launched new Google cloud region: Asia Pacific Northeast 3 (Seoul) region

Other Business Highlights
•Announced agreement to acquire Cmd, a leader in infrastructure detection and response for cloud workloads

•Announced agreement to acquire build.security, a policy definition and enforcement platform
•Issued $575 million of senior unsecured notes, due 2029
•Named a Leader by Forrester Research in The Forrester Wave™: Cognitive Search, Q3, 2021
•Announced virtual ElasticON Global conference will take place October 5th-7th
•Delivered 16 regional virtual ElasticON events, sponsored and exhibited at Google Cloud Retail and CPG Summit, and Black Hat
•Received the Microsoft U.S. Partner Award in Business Excellence in the Commercial Marketplace this quarter
•Named the 2020 Google Cloud Technology Partner of the Year in the data management category

Financial Outlook

The Company is providing the following guidance:

For the second quarter of fiscal 2022 (ending October 31, 2021):

•Total revenue is expected to be between $193 million and $195 million
•Non-GAAP operating margin is expected to be between -4.0% and -3.0%
•Non-GAAP net loss per share is expected to be between $0.19 and $0.15, assuming between 92.0 million and 93.0 million weighted average ordinary shares outstanding

For fiscal 2022 (ending April 30, 2022):
•Total revenue is expected to be between $808 million and $814 million
•Non-GAAP operating margin is expected to be between -4.0% and -3.0%
•Non-GAAP net loss per share is expected to be between $0.67 and $0.57, assuming between 92.0 million and 94.0 million weighted average ordinary shares outstanding

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/ 5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

About Elastic
Elastic is a search company built on a free and open heritage. Anyone can use Elastic products and solutions to get started quickly and frictionlessly. Elastic offers three solutions for enterprise search, observability, and security, built on one technology stack that can be deployed anywhere. From finding documents to monitoring infrastructure to hunting for threats, Elastic makes data usable in real time and at scale. Founded in 2012, Elastic is a distributed company with Elasticians around the globe. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Use of Non-GAAP Financial Measures

Reconciliations of non-GAAP financial measures to Elastic’s financial results as determined in accordance with U.S. GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of this press release titled “About Non-GAAP Financial Measures.”

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending October 31, 2021 and the fiscal year ending April 30, 2022, our expectations regarding demand for our products and solutions and our future revenue, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, our expectations regarding market opportunities, and our expectations regarding the benefits of our investments. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Our expectations and beliefs in light of currently available information regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings, including security-related product and Elastic Cloud offerings; customer acceptance and purchase of our existing offerings and new offerings, including the expansion and adoption of our Elastic Cloud offerings; our inability to realize value from investments in the business, including R&D investments; our ability to maintain and expand our user and customer base; the impact of the COVID-19 pandemic, including any variants, on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses of our customers and partners, including their spending priorities, the effect of lockdowns, restrictions and new regulations; the impact of our licensing model on the use and adoption of our software; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; our beliefs and objectives for future operations; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, including by expanding our relationships with our partners, and expand in our existing markets and into new markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the COVID-19 pandemic may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021 and any subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co
(650) 695-1055

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended July 31,
	2021	2020
Revenue
License - self-managed	$16,221	$14,879
Subscription - self-managed and SaaS	160,964	106,463
Total subscription revenue	177,185	121,342
Professional services	15,910	7,528
Total revenue	193,095	128,870
Cost of revenue
Cost of license - self-managed	346	346
Cost of subscription - self-managed and SaaS	37,174	25,890
Total cost of revenue - subscription	37,520	26,236
Cost of professional services	12,142	8,595
Total cost of revenue	49,662	34,831
Gross profit	143,433	94,039
Operating expenses
Research and development	59,382	45,678
Sales and marketing	88,033	56,151
General and administrative	27,052	21,729
Total operating expenses	174,467	123,558
Operating loss	(31,034)	(29,519)
Other income (expense), net
Interest expense	(1,820)	(9)
Other income, net (1)	1,018	10,894
Loss before income taxes	(31,836)	(18,634)
Provision for income taxes	2,653	367
Net loss	$(34,489)	$(19,001)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.38)	$(0.23)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	91,201,372	84,175,287
(1) Includes foreign currency transaction gains of $1.0 million and $10.1 million for the three months ended July 31, 2021 and July 31, 2020, respectively, arising primarily from foreign exchange remeasurement and settlement of intercompany balances. Intercompany balances are eliminated on consolidation.

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	As of July 31, 2021	As of April 30, 2021
Assets
Current assets:
Cash and cash equivalents	$991,342	$400,814
Restricted cash	2,339	2,894
Accounts receivable, net of allowance for credit losses of $2,574 and $2,344 as of July 31, 2021 and April 30, 2021, respectively	110,805	160,415
Deferred contract acquisition costs	34,433	36,089
Prepaid expenses and other current assets	41,068	37,002
Total current assets	1,179,987	637,214
Property and equipment, net	8,310	8,881
Goodwill	198,526	198,851
Operating lease right-of-use assets	24,993	25,464
Intangible assets, net	32,845	36,286
Deferred contract acquisition costs, non-current	52,185	50,263
Deferred tax assets	3,664	3,697
Other assets	19,375	12,516
Total assets	$1,519,885	$973,172
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$17,591	$7,248
Accrued expenses and other liabilities	28,906	28,909
Accrued compensation and benefits	50,580	52,525
Operating lease liabilities	9,324	8,528
Deferred revenue	328,286	352,805
Total current liabilities	434,687	450,015
Deferred revenue, non-current	36,074	44,895
Long-term debt, net	565,842	—
Operating lease liabilities, non-current	18,281	19,649
Other liabilities, non-current	9,338	7,782
Total liabilities	1,064,222	522,341
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of July 31, 2021 and April 30, 2021	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 91,770,228 and 90,533,985 shares issued and outstanding as of July 31, 2021 and April 30, 2021, respectively	963	948
Treasury stock	(369)	(369)
Additional paid-in capital	1,112,845	1,071,675
Accumulated other comprehensive loss	(9,969)	(8,105)
Accumulated deficit	(647,807)	(613,318)
Total shareholders’ equity	455,663	450,831
Total liabilities and shareholders’ equity	$1,519,885	$973,172

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2021	2020
Cash flows from operating activities
Net loss (1)	$(34,489)	$(19,001)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	4,481	4,256
Amortization of deferred contract acquisition costs	13,878	9,013
Non-cash operating lease cost	1,854	1,674
Stock-based compensation expense, net of amounts capitalized	30,178	18,591
Deferred income taxes	(143)	(367)
Foreign currency transaction gains (2)	(1,127)	(10,050)
Other	98	—
Changes in operating assets and liabilities:
Accounts receivable, net	48,324	45,211
Deferred contract acquisition costs	(14,781)	(16,463)
Prepaid expenses and other current assets	(4,597)	341
Other assets	(6,097)	1,693
Accounts payable	10,660	(612)
Accrued expenses and other liabilities	(170)	(5,099)
Accrued compensation and benefits	(1,454)	(7,204)
Operating lease liabilities	(1,945)	(1,716)
Deferred revenue	(30,619)	1,731
Net cash provided by operating activities (3)	14,051	21,998
Cash flows from investing activities
Purchases of property and equipment	(660)	(379)
Capitalization of internal-use software costs	(974)	—
Net cash used in investing activities	(1,634)	(379)
Cash flows from financing activities
Proceeds from the issuance of senior notes	575,000	—
Proceeds from issuance of ordinary shares upon exercise of stock options	10,979	29,252
Payments of debt issuance costs	(7,188)	—
Net cash provided by financing activities	578,791	29,252
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(1,235)	2,472
Net increase in cash, cash equivalents, and restricted cash	589,973	53,343
Cash, cash equivalents, and restricted cash, beginning of period	403,708	299,389
Cash, cash equivalents, and restricted cash, end of period	$993,681	$352,732
(1) Includes foreign currency transaction gains of $1.1 million and $10.1 million for the three months ended July 31, 2021 and July 31, 2020, respectively, arising primarily from foreign exchange remeasurement of intercompany balances. Intercompany balances are eliminated on consolidation.
(2) Removes the foreign currency transaction gains of $1.1 million and $10.1 million for the three months ended July 31, 2021 and July 31, 2020, respectively, included in net loss.
(3) Unaffected by foreign currency transaction gains.

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31,
	2021		2020
	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$61,530	32%	$32,627	25%
Other subscription	115,655	60%	88,715	69%
Total subscription revenue	177,185	92%	121,342	94%
Professional services	15,910	8%	7,528	6%
Total revenue	$193,095	100%	$128,870	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
CALCULATED BILLINGS
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2021	2020
Total revenue	$193,095	$128,870
Add: Increase (decrease) in deferred revenue	(30,619)	1,731
Less: Decrease (increase) in unbilled accounts receivable	2,573	(575)
Calculated billings	$165,049	$130,026

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31,
	2021	2020
Net cash provided by operating activities	$14,051	$21,998
Less: Purchases of property and equipment	(660)	(379)
Less: Capitalization of internal-use software	(974)	$—
Free cash flow	$12,417	$21,619
Net cash used in investing activities	$(1,634)	$(379)
Net cash provided by financing activities	$578,791	$29,252
Net cash provided by operating activities (as a percentage of total revenue)	7%	17%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%
Less: Capitalization of internal-use software (as a percentage of total revenue)	(1)%	—%
Free cash flow margin	6%	17%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended July 31,
	2021	2020
Gross Profit Reconciliation:
GAAP gross profit	$143,433	$94,039
Stock-based compensation expense	3,709	2,318
Employer payroll taxes on employee stock transactions	626	220
Amortization of acquired intangibles	2,012	2,109
Non-GAAP gross profit	$149,780	$98,686
Gross Margin Reconciliation(1):
GAAP gross margin	74.3%	73.0%
Stock-based compensation expense	1.9%	1.8%
Employer payroll taxes on employee stock transactions	0.3%	0.2%
Amortization of acquired intangibles	1.0%	1.6%
Non-GAAP gross margin	77.6%	76.6%
Operating Loss Reconciliation:
GAAP operating loss	$(31,034)	$(29,519)
Stock-based compensation expense	30,178	18,591
Employer payroll taxes on employee stock transactions	4,399	3,108
Amortization of acquired intangibles	3,441	3,550
Acquisition-related expenses	226	—
Non-GAAP operating income (loss)	$7,210	$(4,270)
Operating Margin Reconciliation(1):
GAAP operating margin	(16.1)%	(22.9)%
Stock-based compensation expense	15.6%	14.4%
Employer payroll taxes on employee stock transactions	2.3%	2.4%
Amortization of acquired intangibles	1.8%	2.8%
Acquisition-related expenses	0.1%	0.0%
Non-GAAP operating margin	3.7%	(3.3)%
Net Loss Reconciliation:
GAAP net loss	$(34,489)	$(19,001)
Stock-based compensation expense	30,178	18,591
Employer payroll taxes on employee stock transactions	4,399	3,108
Amortization of acquired intangibles	3,441	3,550
Acquisition-related expenses	226	—
Income tax(2)	(269)	(92)
Non-GAAP net income	$3,486	$6,156
Non-GAAP net earnings per share attributable to ordinary shareholders, basic	$0.04	$0.07
Non-GAAP net earnings per share attributable to ordinary shareholders, diluted	$0.04	$0.06
Weighted-average shares used to compute net earnings per share attributable to ordinary shareholders, basic	91,201,372	84,175,287
Weighted-average shares used to compute net earnings per share attributable to ordinary shareholders, diluted	98,157,087	96,059,560

(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2021	2020
Cost of revenue reconciliation:
GAAP cost of license - self-managed	$346	$346
Amortization of acquired intangibles	(346)	(346)
Non-GAAP cost of license - self -managed	$—	$—
GAAP cost of subscription - self-managed and SaaS	$37,174	$25,890
Stock-based compensation expense	(2,134)	(1,366)
Employer payroll taxes on employee stock transactions	(262)	(143)
Amortization of acquired intangibles	(1,666)	(1,763)
Non-GAAP cost of subscription - self-managed and SaaS	$33,112	$22,618
GAAP cost of professional services	$12,142	$8,595
Stock-based compensation expense	(1,575)	(952)
Employer payroll taxes on employee stock transactions	(364)	(77)
Non-GAAP cost of professional services	$10,203	$7,566
Operating expenses reconciliation:
GAAP research and development expense	$59,382	$45,678
Stock-based compensation expense	(12,097)	(7,130)
Employer payroll taxes on employee stock transactions	(1,598)	(994)
Non-GAAP research and development expense	$45,687	$37,554
GAAP sales and marketing expense	$88,033	$56,151
Stock-based compensation expense	(9,850)	(6,192)
Employer payroll taxes on employee stock transactions	(1,691)	(1,157)
Amortization of acquired intangibles	(1,429)	(1,441)
Non-GAAP sales and marketing expenses	$75,063	$47,361
GAAP general and administrative expense	$27,052	$21,729
Stock-based compensation expense	(4,522)	(2,951)
Employer payroll taxes on employee stock transactions	(484)	(737)
Acquisition-related expenses	(226)	—
Non-GAAP general and administrative expense	$21,820	$18,041

About Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In particular, free cash flow is not a substitute for cash used in operating activities. Additionally, the utility of free cash flow as a measure of our liquidity is further limited as it does not represent the total increase or decrease in our cash balance for a given period. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. A reconciliation of our historical non-GAAP financial measures to their most directly comparable financial measure stated in accordance with U.S. GAAP has been provided in the financial statement tables included in this press release. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review these reconciliations, and not to rely on any single financial measure to evaluate our business.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Earnings (Loss) Per Share
We define non-GAAP net earnings (loss) per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net earnings (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Free Cash Flow and Free Cash Flow Margin
Free cash flow is a non-GAAP financial measure that we define as net cash (used in) provided by operating activities less purchases of property and equipment and capitalized internal-use software costs. Free cash flow margin is calculated as free cash flow divided by total revenue. We believe that free cash flow and free cash flow margin are useful indicators of liquidity that provide information to management and investors about the amount of cash generated from our core operations that, after the purchases of property and equipment, can be used for strategic initiatives, including investing in our business and selectively pursuing acquisitions and strategic investments.

Calculated Billings
We define calculated billings as total revenue plus the increase in total deferred revenue as presented on or derived from our consolidated statements of cash flows less the (increase) decrease in total unbilled accounts receivable in a given period. Calculated billings exclude deferred revenue and unbilled accounts receivable acquired through acquisitions in the period of acquisition. We typically invoice our customers annually in advance, and to a lesser extent multi-

year in advance, quarterly in advance, monthly in advance, monthly in arrears or upon delivery. Our management uses calculated billings to understand and evaluate our near-term cash flows and operating results.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.